UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

FUSIONTECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53837	26-1250093
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 26 Gaoneng Street, High Tech Zone, Dalian, Liaoning Province, China	116025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 0411-84799486

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On March 28, 2011, FusionTech, Inc. (the “Company”) completed the final closing of its private placement of senior convertible promissory notes (the “Notes”) in an aggregate principal amount of $664,000. The first and second closings of the private placement occurred on March 9, 2011, and March 21, 2011. The Company sold Notes in a total aggregate principal amount of $3,600,000 through the private placement offering. The Notes carry interest at 8% per annum with interest and principal payable on the earlier of (i) 180 days from the final closing of the private placement or (ii) four days after the Company prices its first public offering of its common stock. The holders of the Notes have an option to convert the principal amount of the Notes into shares of the Company’s common stock at the per share price of the public offering. The holders received registration rights requiring the Company to register the shares of common stock issuable upon conversion of the Notes concurrently with the Company’s first public offering of its securities or on demand at any time after 180 days from the final closing of the offering of the Notes. The above descriptions are qualified in their entirety by reference to the complete text of the forms of the Note, Registration Rights Agreement and Subscription Agreement, which are incorporated herein by reference, and filed as Exhibits 4.1, 4.2 and 4.3, respectively, to the Company’s Current Report on Form 8-K filed on March 15, 2011.

In connection with the final closing, the Company paid the placement agent, a registered broker-dealer and member of FINRA, a commission of 4% of the principal amount of the Notes placed by them in the final closing, or $26,560. The total amount paid to the placement agent by the Company in the private placement offering was $194,000, consisting of commissions of 4% of the principal amount of the Notes placed and a one-time financial advisory fee of $50,000.

The Company issued the Notes to accredited investors only pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The securities offered in the private placement have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Item 2.03 Creation of a Direct Financial Obligation

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits.

Exhibit No.	Description
4.1	Form of Note (Incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K (File No. 000-53837) filed on March 15, 2011)
4.2	Form of Registration Rights Agreement (Incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K (File No. 000-53837) filed on March 15, 2011)
4.3	Form of Subscription Agreement (Incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K (File No. 000-53837) filed on March 15, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSIONTECH, INC.
(Registrant)
Date:	March 30, 2011	By:	/s/ Lixin Wang
		Name:	Lixin Wang
		Title:	Chief Executive Officer